UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2005 (January 3, 2005)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.       Registrant's Business and Operations

Item 1.01        Entry into a Material Definitive Agreement

                        On January 3, 2005, Seitel, Inc. (the "Company") granted 16,129 restricted shares of its common stock, par value $.01 per share, to each of its non-employee directors (C. Robert Black, Kevin S. Flannery, Jay H. Golding, Ned S. Holmes, Robert Kelley, Charles H. Mouquin, J. D. Williams and Fred S. Zeidman.)  The grants were made under the Company's 2004 Stock Option Plan and pursuant to the Company's standard arrangements for director compensation.  The restricted shares vest three years from the date of grant or upon the earlier death, disability or termination of the holder upon a change-in-control of the Company.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATED this 7th day of January 2005.

                                                                                                       SEITEL, INC.

                                                                                                       By:   /s/ Robert D. Monson

                        Robert D. Monson,

                        President and

                        Chief Executive Officer